UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2020

Healthpeak Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 29, 2020, Healthpeak Properties, Inc., a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the prospectus dated May 31, 2018 included in the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-225318). The Prospectus Supplement relates to the possible issuance of up to 117,079 shares of the Company’s common stock, from time to time, to the holders of units representing non-managing membership interests in HCP DR California III, LLC (the “Units”), in connection with a redemption of the Units.

Pursuant to the terms of the Amended and Restated Limited Liability Company Agreement of HCP DR California III, LLC, dated as of May 1, 2019 (the “LLC Agreement”), the holders of the Units may not exercise their redemption rights until one year after the date of issuance of the Units. Registration of the issuance of shares of the Company’s common stock as provided in the Prospectus Supplement does not necessarily mean that any of the holders of the Units will exercise their redemption rights with respect to the Units or that the HCP DR California III, LLC will elect, in its sole discretion, to issue shares of common stock to satisfy its redemption obligation instead of paying a cash amount.

In connection with the filing of the Prospectus Supplement, the Company is filing an opinion of its counsel, Ballard Spahr LLP, regarding the legality of the securities being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K, and an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters, which opinion is attached as Exhibit 8.1 to this Current Report on Form 8-K.

The Company has also filed a copy of the LLC Agreement, which agreement is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are being filed herewith:

No.	Description
5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters

10.1	Amended and Restated Limited Liability Company Agreement of HCP DR California III, LLC, dated as of May 1, 2019 (incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 1-08895), filed August 1, 2019)

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2020

Healthpeak Properties, Inc.

By:	/s/ Troy E. McHenry
Troy E. McHenry
Executive Vice President, Chief Legal Officer and Corporate Secretary

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